EXHIBIT 99.1
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                              LANDAUER, INC.
                     RESTRICTED STOCK AWARD AGREEMENT
                    UNDER 2005 LONG-TERM INCENTIVE PLAN


      Landauer, Inc., a Delaware corporation (the "Company"), hereby grants to NAME (the "Holder") as of DATE (the "Grant Date"), pursuant to the provisions of the Landauer, Inc. 2005 Long-Term Incentive Plan (the "Plan"), a restricted stock award (the "Award") of NUMBER shares of the Company's Common Stock, $.10 par value ("Shares"), upon and subject to the restrictions, terms and conditions set forth below. Capitalized terms not defined herein shall have the meanings specified in the Plan.

      AWARD SUBJECT TO ACCEPTANCE OF AGREEMENT. The Award shall be null and void unless the Holder shall (a) accept this Agreement by executing it in the space provided below and returning it to the Company and (b) if requested by the Company, execute and return one or more irrevocable stock powers to facilitate the transfer to the Company (or its assignee or nominee) of the Shares subject to the Award if Shares are forfeited pursuant to Section 4 hereof or if required under applicable laws or regulations. As soon as practicable after the Holder has executed this Agreement and, if requested by the Company, such stock power or powers, and returned the same to the Company, the Company shall cause to be issued in the Holder's name the total number of Shares subject to the Award.

      RIGHTS AS A STOCKHOLDER. The Holder shall have the right to vote the Shares subject to the Award and to receive dividends and other distributions thereon unless and until such Shares are forfeited pursuant to Section 4 hereof; provided, however, that a dividend or other distribution with respect to such Shares (including, without limitation, a stock dividend or stock split), other than a regular cash dividend, shall be subject to the same restrictions as the Shares with respect to which such dividend or other distribution was made (and if the Holder shall have received such dividend or other distribution, the Holder shall deliver the same to the Company and shall, if requested by the Company, execute and return one or more irrevocable stock powers related thereto).

      CUSTODY AND DELIVERY OF CERTIFICATES REPRESENTING SHARES. The Shares subject to the Award shall be held by the Company or by a custodian in book entry form, with restrictions on the Shares duly noted, until such Award shall have vested pursuant to Section 4 hereof, and as soon thereafter as practicable, the vested Shares shall be delivered to the Holder as the Holder shall direct. Alternatively, in the sole discretion of the Company, the Company shall hold a certificate or certificates representing the Shares subject to the Award until such Award shall have vested, in whole or in part, pursuant to Section 4 hereof, and the Company shall as soon thereafter as practicable, deliver the certificate or certificates for the vested Shares to the Holder and destroy the stock power or powers relating to the vested Shares delivered by the Holder pursuant to Section 1 hereof. If such stock power or powers also relate to unvested Shares, the Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to the Company of one or more stock powers relating to such unvested Shares. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to the delivery of Shares to the Holder.


      VESTING.

      One-third of the Shares subject to the Award shall vest upon the achievement of certain performance milestones outlined on the attached "Landauer Inc. Performance Based Restricted Stock". One third of the Shares subject to the Award shall vest on September 30, 2008, and the remaining one-third of the Shares subject to the Award shall vest on September 30, 2009.


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      If the Holder ceases to be employed by the Company by reason of
Disability or by reason of the Holder's death, each Share subject to the Award which has not previously vested shall vest in full as of the date that the Holder ceases to be employed by the Company.

      If the Holder ceases to be employed by the Company by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), the Award shall vest with respect to the number of Shares subject to the Award which have not previously vested multiplied by a fraction whose numerator is the number of days between the Grant Date and the date on which the Holder's employment terminates (including the date of such termination) and the denominator of which the number of days between the Grant Date and September 30, 2009.

      If the Holder ceases to be employed by the Company by reason of involuntary termination without cause, the Award shall vest with respect to the number of Shares subject to the Award which have not previously vested multiplied by a fraction whose numerator is the number of days between the Grant Date and the date on which the Holder's employment terminates (including the date of such termination) and the denominator of which the number of days between the Grant Date and September 30, 2009. Notwith-standing this provision, where the Holder is employed pursuant to an employment agreement in effect prior to the date of the Award that provides for the vesting in full of stock option awards upon involuntary termination without cause, the Shares subject to this award shall also vest in full.

      If the Holder ceases to be employed by the Company for any reason other than Disability, death, retirement on or after age 65 (or prior to age 65 with the consent of the Committee) or involuntary termination without cause, each Share subject to the Award which has not vested prior thereto shall be forfeited by the Holder and shall be transferred, without payment of any consideration to the Holder, to the Company (or its assignee or nominee) and all rights of the Holder to or with respect to such Share shall terminate; provided, however, that the Committee may, in its discretion, accelerate the vesting thereof.


      ADDITIONAL TERMS AND CONDITIONS OF AWARD.

      NONTRANSFERABILITY OF AWARD. Prior to the vesting of the Shares subject to the Award, such Shares may not be transferred by the Holder other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing, such unvested Shares may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate or encumber or otherwise dispose of such Shares, the Award and all rights thereunder shall immediately become null and void.

      INVESTMENT REPRESENTATION. The Holder hereby represents and covenants that (a) any Shares acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), unless such acquisition has been registered under the Securities Act and any applicable state securities law; (b) any subsequent sale of any such Shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Holder shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of acquisition of any Shares hereunder or (y) is true and correct as of the date of any sale of any such Shares, as applicable. As a further condition precedent to the delivery to the Holder




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of any Shares subject to the Award, the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the Shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

      COMPLIANCE WITH APPLICABLE LAW. The Award is subject to the condition that if the listing, registration or qualification of the Shares subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of such Shares, the Shares subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

      AWARD CONFERS NO RIGHTS TO CONTINUED EMPLOYMENT. In no event shall the granting of the Award or its acceptance by the Holder give or be deemed to give the Holder any right to continue as an employee of the Company.

      DECISIONS OF BOARD OR COMMITTEE. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

      AGREEMENT SUBJECT TO THE PLAN. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Holder hereby acknowledges receipt of a copy of the Plan.

      MISCELLANEOUS PROVISIONS.

      SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

      NOTICES. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425, Attention: Senior Vice President, Treasurer, Secretary and Chief Financial Officer, and if to the Holder, to the last known mailing address of the Holder contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery,
(b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission, or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communica-tion is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

      GOVERNING LAW. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to conflicts of laws principles.









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      COUNTERPARTS.  This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.


                                    LANDAUER, INC.

                                    By:
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                                          Name:
                                                ------------------------

                                          Title:
                                                ------------------------





ACKNOWLEDGEMENT, ACCEPTANCE AND AGREEMENT:
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By signing below and returning this Agreement to Landauer, Inc., Inc. at the address stated herein, I hereby acknowledge receipt of the Agreement and the Plan, accept the Award granted to me and agree to be bound by the terms and conditions of this Agreement and the Plan.


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NAME  Holder







































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             LANDAUER, INC. PERFORMANCE BASED RESTRICTED STOCK



PERFORMANCE EVALUATION CRITERIA


Weighting of the Restricted Shares

1.    Project Comet:  75% of the share award

2.    Small Market:  25% of the share award


Performance Measures to evaluate if the shares are earned:

Comet:

1.    Timing measure:         Installed and fully operational by 3/31/08

2.    Cost measure:           Within +/- 10% of the original budget of
                              $9,875,000.

3.    Quality measure:        Planned applications are implemented:
                                    -     Order Entry
                                    -     Accounts Receivable
                                    -     Credit & Collections
                                    -     Deferred Revenue
                                    -     Lab Operations
                                    -     General Ledger

                              System operate at expected levels.


Small Market Initiative

1.    Time measure:           Implemented and fully operational by 9/30/07.

2.    Cost measure:           Within 10% of the budgeted operating loss of
                              $511,000.

3.    Quality measure:        Achieving within +/- 10% of the budgeted
                              revenue of $30,000